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                                  Exhibit 10.18

                 Content Agreement with EarthLink Network, Inc.

                             dated October 27, 1999


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                                CONTENT AGREEMENT

                  This Content Agreement (the "Agreement"), effective as of October 27, 1999 (the "Effective Date"), is made and entered into by and between EarthLink Network, Inc. (as "EarthLink"), a Delaware corporation, and HealthChannel.com ("HealthChannel"), a Delaware corporation.

                                    RECITALS
                  WHEREAS, EarthLink is an Internet service provider which owns, licenses, operates or distributes online information, communication, and transaction services through the EarthLink/Sprint Service;

WHEREAS, HealthChannel is an online provider of health and medical information, which owns, operates and maintains the HealthChannel Site;

WHEREAS, the parties desire that HealthChannel provide the HealthChannel Content through the Co-Branded Site (as hereinafter defined) and as a customizable provider option of health news on the EarthLink Personal Start Page; and

                  WHEREAS, the parties desire that EarthLink provide links from the EarthLink Site to the Co-Branded Site so that EarthLink Members and Internet users may access such HealthChannel Content.

                  NOW, THEREFORE, in consideration of the mutual promises contained herein, and other valuable and sufficient consideration, the receipt of which is hereby acknowledged, EarthLink and HealthChannel agree as follows:

                                      TERMS

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I.       DEFINITIONS.  THE FOLLOWING DEFINITIONS SHALL APPLY TO THE AGREEMENT:

         A. "AFFILIATE" MEANS, WITH RESPECT TO EITHER PARTY, ANY PERSON OR ENTITY AT ANY TIME CONTROLLING, CONTROLLED BY OR UNDER COMMON CONTROL WITH THAT PARTY.

         B. "CO-BRAND" MEANS THAT A PARTY WILL CAUSE ITS WEB PAGE TO DISPLAY THE OTHER PARTY'S MARKS IN A MANNER THAT IS EQUAL IN PROMINENCE AND POSITION TO ITS OWN MARKS APPEARING THEREON.

         C. "CO-BRANDED SITE" MEANS A VERSION OF THE HEALTHCHANNEL SITE CREATED, PROVIDED AND MAINTAINED BY HEALTHCHANNEL WHICH IS CO-BRANDED WITH THE EARTHLINK/SPRINT MARKS.

         D. "COMPANY INFORMATION" MEANS COLLECTIVELY THE CONFIDENTIAL INFORMATION AND TRADE SECRETS OF THE DISCLOSING PARTY. COMPANY INFORMATION ALSO INCLUDES INFORMATION WHICH HAS BEEN DISCLOSED TO THE DISCLOSING PARTY BY A THIRD PARTY, AND THAT THE DISCLOSING PARTY IS OBLIGATED TO TREAT AS CONFIDENTIAL OR SECRET. EARTHLINK'S COMPANY INFORMATION INCLUDES, WITHOUT LIMITATION, THE NAMES, CONTACT AND FINANCIAL INFORMATION (INCLUDING, BUT NOT LIMITED TO CREDIT CARD INFORMATION AND E-MAIL ADDRESSES) OF EARTHLINK MEMBERS. HEALTHCHANNEL'S COMPANY INFORMATION INCLUDES, WITHOUT LIMITATION, THE NAMES, CONTACT AND FINANCIAL INFORMATION (INCLUDING, BUT NOT LIMITED TO CREDIT CARD INFORMATION AND E-MAIL ADDRESSES) OF USERS WHO ACCESS THE CO-BRANDED SITE AND VOLUNTARILY AND DIRECTLY PROVIDE HEALTHCHANNEL WITH SUCH INFORMATION.

         E. "CONFIDENTIAL INFORMATION" MEANS ANY AND ALL INFORMATION RELATED TO THE SERVICES AND/OR BUSINESS OF A PARTY THAT DOES NOT CONSTITUTE A TRADE SECRET AND THAT IS TREATED AS CONFIDENTIAL OR SECRET BY THE PARTY (THAT IS, IT IS THE SUBJECT OF EFFORTS BY THE DISCLOSING PARTY THAT ARE REASONABLE UNDER THE CIRCUMSTANCES TO MAINTAIN ITS SECRECY) INCLUDING, BUT NOT LIMITED TO, THE TERMS AND CONDITIONS OF THIS AGREEMENT. "CONFIDENTIAL INFORMATION" SHALL NOT INCLUDE INFORMATION (a) ALREADY LAWFULLY KNOWN TO OR INDEPENDENTLY DEVELOPED BY THE RECEIVING PARTY, (b) DISCLOSED IN PUBLISHED MATERIALS, (c) GENERALLY KNOWN TO THE PUBLIC, OR (d) LAWFULLY OBTAINED FROM ANY THIRD PARTY WITHOUT ANY OBLIGATION OF CONFIDENTIALITY.

         F. "CONTROL," "CONTROLLING" AND "CONTROLLED" MEANS POSSESSING, DIRECTLY OR INDIRECTLY, THE POWER TO DIRECT OR CAUSE THE DIRECTION OF THE MANAGEMENT AND POLICIES OF AN ENTITY OR OTHER PERSON, WHETHER THROUGH OWNERSHIP OF VOTING SECURITIES, BY CONTRACT OR OTHERWISE.

         G. "EARTHLINK COMPETITIVE SERVICES" MEANS ANY INTERNET ACCESS SERVICES, TELEPHONE SERVICES (WHETHER LONG DISTANCE, WIRELESS OR LOCAL), INTERNET TELEPHONY SERVICES, TELECOMMUNICATIONS SERVICES (INCLUDING WITHOUT LIMITATION, ISDN, FRAME RELAY, ADSL, ETC.), WEB HOSTING SERVICES, E-MAIL SERVICES (FREE OR OTHERWISE), START PAGE SERVICES, OR PORTAL SERVICES, EXCEPT EARTHLINK AND SPRINT AND THOSE SERVICES AND PRODUCTS OFFERED BY EARTHLINK AND SPRINT.

         H. "EARTHLINK MEMBER" MEANS ANY AUTHORIZED USER OF THE EARTHLINK/SPRINT SERVICE.

         I. "EARTHLINK PERSONAL START PAGE" REFERS GENERICALLY TO EARTHLINK'S PERSONAL START PAGE, AND GENERALLY AS SAME MAY BE MODIFIED BY EARTHLINK MEMBERS FROM TIME TO TIME AND IN THEIR DISCRETION.

         J. "EARTHLINK PREMIERE PARTNERS" MEANS A THIRD PARTY ENTERING INTO OR WHICH HAS ENTERED INTO AN EXTENSIVE CO-PROMOTIONAL PARTNERSHIP WITH EARTHLINK WHICH EARTHLINK DESIGNATES ITS "PREMIERE PARTNERSHIP PROGRAM" OR SUCH OTHER NAME AS EARTHLINK MAY DEVISE FROM TIME TO TIME. EARTHLINK WILL IDENTIFY ITS PREMIERE PARTNERS IN WRITING TO HEALTHCHANNEL AS NEEDED TO IMPLEMENT THE TERMS OF THIS AGREEMENT.

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         K.       "EARTHLINK SITE" MEANS, COLLECTIVELY, ALL PAGES OF EARTHLINK'S
                  VARIOUS WEB SITES, THE EARTHLINK PERSONAL START PAGE AND ANY OTHER WEB PAGES OWNED BY EARTHLINK AVAILABLE THROUGH WWW.EARTHLINK.NET (SPECIFICALLY EXCLUDING ANY PAGES OWNED OR HOSTED BY THIRD PARTIES, REGARDLESS OF WHETHER OR NOT THEY DISPLAY THE EARTHLINK/SPRINT MARKS).

         L. "EARTHLINK/SPRINT SERVICE" MEANS THE STANDARD EARTHLINK NARROWBAND DIAL-UP INTERNET ACCESS SERVICE.

         M.       "GUARANTEED REFERRALS" SHALL HAVE THE MEANING SET FORTH IN
                  SECTION 2.2(c).

         N. "HEALTHCHANNEL CONTENT" MEANS THE HEALTH NEWS, INFORMATION AND SERVICES THAT HEALTHCHANNEL PROVIDES THROUGH THE HEALTHCHANNEL SITE, AND AS MAY BE EXPANDED FROM TIME TO TIME IN HEALTHCHANNEL'S SOLE DISCRETION.

         O. "HEALTHCHANNEL HEADLINES" MEANS THE NEWS HEADLINES, PROVIDED BY HEALTHCHANNEL, THAT WILL APPEAR IN THE HEALTH NEWS AREA OF THE EARTHLINK PERSONAL START PAGE. SUCH HEALTHCHANNEL HEADLINES SHALL LINK TO THE FULL TEXT STORIES ON THE CO-BRANDED SITE.

         P. "HEALTHCHANNEL ICON" MEANS ANY GRAPHICAL OR TEXTUAL ICON WHICH IS CAPABLE OF HYPERLINKING FROM THE EARTHLINK SITE TO THE CO-BRANDED SITE INCLUDING, BUT NOT LIMITED TO, ANY BANNER ADVERTISEMENTS AND PROMOTIONAL PLACEMENTS.

         Q. "HEALTHCHANNEL SITE" MEANS, COLLECTIVELY, ALL POINTS OF PRESENCE AND/OR SERVICES MAINTAINED FROM TIME TO TIME BY OR ON BEHALF OF HEALTHCHANNEL OR ITS AFFILIATES ON THE INTERNET AT
                  (i) THE URL HEALTHCHANNEL.COM (AND ANY REPLACEMENT OR SUCCESSOR THERETO), (ii) EACH OTHER URL HAVING THE HEALTHCHANNEL.COM DOMAIN (AND ANY REPLACEMENT OR SUCCESSOR THERETO), AND (iii) SUCH OTHER URLS AS HEALTHCHANNEL MAY NOTIFY EARTHLINK FROM TIME TO TIME IN HEALTHCHANNEL'S SOLE DISCRETION.

         R.       "INITIAL TERM" SHALL HAVE THE MEANING SET FORTH IN SECTION 6.1
                  HEREIN.

         S. "MARKS" MEANS ANY TRADEMARK, TRADE NAME, SERVICE MARK, LOGO, SLOGAN AND COPYRIGHT AND PROPRIETARY NOTICES ASSOCIATED WITH A PARTY'S PRODUCTS OR SERVICES.

         T. "REFERRAL" MEANS EACH CLICK THROUGH TO THE HEALTHCHANNEL SITE FROM THE EARTHLINK SITE, INCLUDING WITHOUT LIMITATION, EACH CLICK THROUGH TO THE CO-BRANDED SITE FROM THE HEALTHCHANNEL CONTENT AND HEALTHCHANNEL ICON.

         U.       "REFERRALS FEE(S)" SHALL HAVE THE MEANING SET FORTH IN SECTION
                  2.1(h).

         V.       "RENEWAL TERM(S)" SHALL HAVE THE MEANING SET FORTH IN SECTION
                  6.1 HEREIN.

         W. "SPRINT" MEANS, COLLECTIVELY, SPRINT CORPORATION AND SPRINT COMMUNICATIONS COMPANY L.P.

         X. "TERM" MEANS THE INITIAL TERM AND ANY RENEWAL TERM(S) OF THIS AGREEMENT AS DEFINED IN SECTION 6.1 HEREIN.

         Y. "TERRITORY" MEANS THE UNITED STATES AND, AS MUTUALLY AGREED UPON BY THE PARTIES, OTHER AREAS.

         Z. "TRADE SECRETS" MEANS ALL NON-PUBLIC INFORMATION WHETHER TANGIBLE OR INTANGIBLE RELATED TO THE SERVICES OR BUSINESS OF THE DISCLOSING PARTY THAT (a) DERIVES ECONOMIC VALUE, ACTUAL OR POTENTIAL, FROM NOT BEING GENERALLY KNOWN TO OR READILY ASCERTAINABLE BY OTHER PERSONS WHO CAN OBTAIN ECONOMIC VALUE

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                  FROM ITS DISCLOSURE OR USE; AND (b) IS THE SUBJECT OF EFFORTS
                  BY THE DISCLOSING PARTY THAT ARE REASONABLE UNDER THE CIRCUMSTANCES TO MAINTAIN ITS SECRECY, INCLUDING, WITHOUT LIMITATION, (i) MARKING ANY INFORMATION REDUCED TO TANGIBLE FORM CLEARLY AND CONSPICUOUSLY WITH A LEGEND IDENTIFYING ITS CONFIDENTIAL OR TRADE SECRET NATURE; (ii) IDENTIFYING ANY ORAL COMMUNICATION AS CONFIDENTIAL OR SECRET IMMEDIATELY BEFORE, DURING, OR AFTER SUCH ORAL COMMUNICATION; OR (iii) OTHERWISE TREATING SUCH INFORMATION AS CONFIDENTIAL OR SECRET. ASSUMING THE CRITERIA IN CLAUSES (a) AND (b) ABOVE ARE MET, TRADE SECRETS INCLUDES INFORMATION, WITHOUT REGARD TO FORM, INCLUDING, BUT NOT LIMITED TO, TECHNICAL AND NON-TECHNICAL DATA, FORMULAS, PATTERNS, DESIGNS, COMPILATIONS, COMPUTER PROGRAMS AND SOFTWARE, DEVICES, INVENTIONS, METHODS, TECHNIQUES, DRAWINGS, PROCESSES, FINANCIAL DATA, FINANCIAL PLANS, PRODUCT PLANS, LISTS OF ACTUAL OR POTENTIAL CUSTOMERS AND SUPPLIERS WHICH ARE NOT COMMONLY KNOWN BY OR AVAILABLE TO THE PUBLIC, RESEARCH, DEVELOPMENT, AND EXISTING AND FUTURE PRODUCTS.

II.      OBLIGATIONS OF THE PARTIES.

         A. DUTIES AND OBLIGATIONS OF HEALTHCHANNEL. IN CONNECTION WITH THIS AGREEMENT, HEALTHCHANNEL SHALL HAVE THE FOLLOWING DUTIES AND
             OBLIGATIONS:

                  1. CONTENT LICENSE. During the Term and Renewal Term(s), if any, and subject to the provision of Section 2.3 herein, HealthChannel grants to EarthLink and each of its Affiliates a nonexclusive, nonsublicenseable, royalty-free, worldwide license to use, reproduce, display, and distribute the HealthChannel Content including, but not limited to, teasers, headlines, summaries and portions of the HealthChannel Content in connection with links to or from, or in conjunction with, the EarthLink Site, EarthLink Personal Start Page or in or on any other media including, but not limited to, any promotional material or any of EarthLink's partners' Web sites, but in each case only to the extent reasonably necessary for EarthLink to perform as contemplated by this Agreement. EarthLink agrees not to remove, conceal or reposition any copyright or other proprietary notice, legal disclaimer, or any credit-line or date-line contained in the HealthChannel Content (or otherwise create the impression that Earthlink is the owner of the HealthChannel Content). EarthLink agrees to use the HealthChannel Content only in accordance with applicable laws and the terms of this Agreement. EarthLink agrees not to modify or edit any of the HealthChannel Content without HealthChannel's prior written consent which consent HealthChannel may withhold in its reasonable discretion.

                  2. CONTENT STANDARDS. HealthChannel shall not provide any HealthChannel Content that: (a) infringes any intellectual property or publicity/privacy right; (b) violates any law or regulation; (c) is defamatory, obscene, harmful to minors or child pornographic; (d) contains any viruses, Trojan horses, worms, time bombs, cancelbots or other computer programming routines that are intended to damage, detrimentally interfere with, surreptitiously intercept or expropriate any system, data or personal information; or (e) is materially false, misleading or inaccurate.

                  3. OWNERSHIP. Except as otherwise provided in this Agreement, as between HealthChannel and EarthLink:
                           (a) HealthChannel retains all right, title and interest in and to all intellectual property rights embodied in or associated with the HealthChannel Content. There are no implied licenses under this Agreement, and any rights not expressly granted to a licensee hereunder are reserved by the licensor or its suppliers. Neither party shall exceed the scope of the licenses granted hereunder.

                  4. TRADEMARK LICENSE. During the Term, and subject to the provisions of Section 2.3 herein, HealthChannel grants to EarthLink and each of its Affiliates a nonexclusive, nonsublicensable, royalty-free, worldwide license to use, reproduce, display, and distribute HealthChannel's Marks (as defined in Exhibit B) in connection with links to or from, or in conjunction with, the EarthLink Site, the EarthLink Personal Start Page, or in or on any


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                           other media including, but not limited to, any
                           promotional material or any of EarthLink's partners' Web sites, but in each case only to the extent as reasonably necessary for EarthLink to perform as contemplated by this Agreement. EarthLink agrees not to remove, conceal or reposition any copyright or other proprietary notice, legal disclaimer, or any credit-line or date-line contained in the HealthChannel Content (or otherwise create the impression that Earthlink is the owner of the HealthChannel Content). EarthLink agrees to use the HealthChannel Marks only in accordance with applicable laws and the terms of this Agreement.

                  5. TRADEMARK RESTRICTIONS. HealthChannel may terminate the foregoing trademark license if, in its reasonable discretion, EarthLink's use of the Marks tarnishes, blurs or dilutes the quality associated with the Marks or the associated goodwill and such problem is not cured within ten (10) days of notice of breach. Title to and ownership of HealthChannel's Marks shall remain with HealthChannel. EarthLink shall use the HealthChannel Marks exactly in the form provided and in conformance with any trademark usage policies provided by HealthChannel. EarthLink shall not take any action inconsistent with HealthChannel's ownership of the HealthChannel Marks, and any benefits accruing from use of such HealthChannel Marks shall automatically vest in HealthChannel.

                  6. THE SERVICES. HealthChannel shall provide the HealthChannel Content through the Co-Branded Site in full compliance with the Service Specifications set forth in EXHIBIT C hereto. HealthChannel shall be a customizable health news provider option on the EarthLink Personal Start Page. HealthChannel shall update its HealthChannel Headlines on a regular basis so as to maintain its freshness of content and newsworthiness. The HealthChannel Content accessible through the EarthLink Site shall only link to the Co-Branded Site. HealthChannel shall design, create, edit, manage, update and maintain the Co-Branded Site for the purpose of providing Internet users with access to the HealthChannel Content on a twenty-four
                           (24) hours per day, seven (7) days per week basis, such that the HealthChannel Content provided through the EarthLink Site and on the Co-Branded Site will retain parity with the HealthChannel Content provided by HealthChannel to any third party or through the main HealthChannel Site in terms of freshness of content, services and features. HealthChannel shall Co-Brand every page of the Co-Branded Site that is accessible by EarthLink Members. During the Term, HealthChannel agrees to (i) work diligently with EarthLink to promote the HealthChannel Content on the EarthLink Site, and (ii) assist EarthLink in a commercially reasonable manner to foster usage and enjoyment of the HealthChannel Content by EarthLink Members on an on-going basis.

                  7. GUARANTEED REFERRALS FEE. In exchange for the Guaranteed Referrals more fully described in Paragraph 2.2(c), HealthChannel shall pay to EarthLink a nonrefundable fee of Thirty-Six Thousand Dollars ($36,000) (the "Guaranteed Referrals Fee") as follows: (1) twenty-five percent (25%) ($9,000) on the Effective Date, or on a Renewal Date, as applicable; (ii) twenty-five percent (25%) ($9,000) within thirty (30) days following the end of three
                           (3) months after the Effective Date, or of a Renewal Date, as applicable; (iii) twenty-five (25%) ($9,000) within thirty (30) days following the end of six (6) months after the Effective Date, or of a Renewal Date, as applicable; and (iv) twenty-five percent (25%) ($9,000) within thirty (30) days following the end of nine (9) months after the Effective Date, or of a Renewal Date, if applicable.

                  8. ADDITIONAL REFERRALS. In addition to the Guaranteed Referrals Fee, HealthChannel shall pay to EarthLink the sum of Ten Cents ($.10) per each Referral generated under this Agreement in excess of the Guaranteed Referrals (the "Referrals Fee"). The Referrals Fee shall be paid to EarthLink on a cumulative basis within two weeks following the end of each calendar month that the Referrals are generated during the Initial Term and each Renewal Term, if any, accompanied by a report from HealthChannel supporting each Referrals Fee.

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                  9.       CUSTOMER SUPPORT. HealthChannel shall provide, in a
                           professional and workmanlike manner, customer support regarding the HealthChannel Content offered to EarthLink Members through the Co-Branded Site, and the purchasing and ordering thereof. HealthChannel hereby agrees and acknowledges that such customer support shall be accessible by EarthLink Members twenty-four (24) hours a day, seven (7) days a week, through a toll free telephone number to be provided, paid for and maintained exclusively by HealthChannel, which shall be referenced in the Co-Branded Site.

                  10. COMPETITIVE ADVERTISING. HealthChannel shall not display advertising of any kind (co-operative or otherwise) for, or otherwise promote in any way, any EarthLink Competitive Services on any page of the Co-Branded Site.

                  11. PREMIERE PARTNERS. HealthChannel shall set aside and reserve an amount of space situated on the uppermost portion of the screen in every page of the Co-Branded Site, which space shall be suitably sizable, in EarthLink's reasonable discretion, in order to incorporate branding from EarthLink Premiere Partners. EarthLink Premiere Partners appearing on the Co-Branded Site will not include any providers that are primarily engaged in the health and medical information industry. HealthChannel shall, upon EarthLink's direction, incorporate such EarthLink Premiere Partners branding into the space referenced above in any or all pages of the Co-Branded Site. HealthChannel agrees and acknowledges that EarthLink may, in its sole discretion, from time to time add or remove such EarthLink Premiere Partners branding from the Co-Branded Site and that HealthChannel will work together with EarthLink to incorporate any modifications to such EarthLink Premiere Partners branding. This presence must include at least one logo, GIF or HTML link, or branding, and an amount of text which shall be determined in EarthLink's sole discretion. The parties will work together to create designs that are suitable, in EarthLink's sole discretion, for each and all of these Co-Branded pages, and HealthChannel will provide EarthLink with design specifications and sample designs within fifteen (15) days after the Effective Date in order to allow EarthLink to generate new EarthLink Premiere Partners branding. HealthChannel shall execute any changes to pages of the Co-Branded Site required under this Section 2.1(k).

                  12. USER INFORMATION. HealthChannel shall not send unsolicited emails to any EarthLink Member. HealthChannel may send promotional email messages to EarthLink Members who elect to receive such emails, through a registration process with HealthChannel through which HealthChannel offers to the EarthLink Member an opportunity to receive HealthChannel's promotional email messages, and each HealthChannel promotional email message will offer to the recipient a means by which the recipient may unsubscribe to such emailing list. Under no circumstances will HealthChannel send or enable others to send email messages to EarthLink Members which promote EarthLink Competitive Services. In no event shall HealthChannel offer to any third party a list which would permit such third party to identify the HealthChannel user as an EarthLink Member.

                  13. REPORTS. Within fifteen (15) days after the last day of each calendar month, each party will provide the other party with a monthly report of Referrals and user traffic generated hereunder from the EarthLink Site to the Co-Branded Site.

                  14. AUDIT. During the Term of the Agreement, and during the one (1) year period immediately following the Term, EarthLink shall have the right, upon reasonable notice, during normal business hours, at EarthLink's own expense, through an independent auditor chosen by EarthLink, to audit HealthChannel's books, records and logs that relate solely to the Guaranteed Referrals Fee, the Referrals Fee or other payments owed to EarthLink hereunder. If an audit of the appropriate records, books of account or logs reveals that HealthChannel has understated the amounts owed to EarthLink under this Agreement for the

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                          period under audit, then HealthChannel shall promptly
                          pay any amounts owed to EarthLink. If the amount of underpayment for the period under audit equals or exceeds five percent (5%) of the total amount owed during such period, then HealthChannel shall reimburse EarthLink for all reasonable costs and expenses incurred in connection with conducting the audit.

                  15. TECHNICAL IMPLEMENTATION. HealthChannel shall work in good faith with EarthLink Member Services and Support regarding all technical implementation and performance issues under this Agreement.

                  16. LATE PAYMENT. All amounts owed by HealthChannel to EarthLink hereunder not paid when due and payable will bear interest from the date such amounts are due and payable at the rate of 1.5% per month (or the maximum rate allowed by law).

         B. DUTIES AND OBLIGATIONS OF EARTHLINK. IN CONNECTION WITH THIS AGREEMENT, EARTHLINK SHALL HAVE THE FOLLOWING DUTIES AND
                  OBLIGATIONS:

                  1. TRADEMARK LICENSE. During the Term, and subject to the provisions of Section 2.3, EarthLink grants to HealthChannel a nonexclusive, nonsublicenseable, nontransferable, fully paid-up license throughout the Territory to display the EarthLink/Sprint Marks (as defined in EXHIBIT A), the Premiere Partners' marks and logos, and any and all intellectual property rights contained therein exclusively on the Co-Branded Site or in or on promotional material, but only as such use is reasonably necessary for HealthChannel to perform as contemplated by this Agreement.

                  2. TRADEMARK RESTRICTIONS. EarthLink may terminate the foregoing trademark license if, in its reasonable discretion, HealthChannel's use of the EarthLink Marks tarnishes, blurs or dilutes the quality associated with the EarthLink Marks or the associated goodwill and such problem is not cured within ten
                           (10) days of notice of breach. Title to and ownership of EarthLink's Marks shall remain with EarthLink. HealthChannel shall use then EarthLink Marks exactly in the form provided and in conformance with any trademark usage policies provided by EarthLink. HealthChannel shall not create any combination Marks with the EarthLink Marks. HealthChannel shall not take any action inconsistent with EarthLink's ownership of the EarthLink Marks, and any benefits accruing from use of such EarthLink Marks shall automatically vest in EarthLink.

                  3. GUARANTEED REFERRALS. During the Initial Term of this Agreement or any Renewal Term, EarthLink shall provide Three Hundred Sixty Thousand (360,000) Referrals to HealthChannel (the "Guaranteed Referrals"). If upon the scheduled date for expiration of the Initial Term or Renewal Term, EarthLink has failed to provide the Guaranteed Referrals during such Initial Term or Renewal Term, then such Initial Term or Renewal Term shall be automatically extended until HealthChannel has received, in the aggregate, the Guaranteed Referrals and such failure shall not constitute a breach of this Agreement; provided, however, that the Initial Term or Renewal Term shall not be so extended if this Agreement is terminated by either party early in accordance with Sections 2.3, 3.1(b), 3.2(c), 6.2 or EXHIBIT C of this Agreement.

                  4. MANAGING THE CONTENT. EarthLink shall include the HealthChannel Content as a customizable health news provider on the EarthLink Personal Start Page. EarthLink shall place three (3) to five (5) HealthChannel Headlines within the health news area of the EarthLink Personal Start Page. Notwithstanding the foregoing, HealthChannel acknowledges and agrees that EarthLink Members may cause the health news provider accessible through the EarthLink Site to be provider(s) other than HealthChannel. HealthChannel acknowledges and agrees that EarthLink has other promotional programs

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                          through which certain partners promote the EarthLink/
                          Sprint Service and provide new EarthLink Members to EarthLink. HealthChannel further acknowledges and agrees that certain promotional partners require the ability to restrict the advertising that appears on the EarthLink Site of EarthLink Members brought to EarthLink through such promotional partner. Therefore, HealthChannel agrees that EarthLink retains the right to remove the HealthChannel Content from the EarthLink Site (at EarthLink's sole discretion), in the event that a promotional partner of EarthLink requires that such a deletion or move be made, and then such deletion or move will only be effective as regards the EarthLink Site accessible by EarthLink Members brought to EarthLink through the requesting promotional partner.

         C. PROMOTIONAL MATERIAL/PRESS RELEASES. EACH PARTY REQUIRES THAT EACH USE OF ITS MARKS OR THE MARKS OF ITS LICENSORS BE IN ACCORDANCE WITH EXHIBIT A, IN THE CASE OF EARTHLINK, AND EXHIBIT B, IN THE CASE OF HEALTHCHANNEL. PRIOR TO THE INITIAL LAUNCH OF ANY WEB PAGES OR OTHER INTERNET LOCATIONS BRANDED WITH THE OTHER PARTY'S MARKS INCLUDING, BUT NOT LIMITED TO, THE CO-BRANDED SITE OR THE RELEASE OF ANY MARKETING, ADVERTISING, PRESS RELEASES, OR OTHER PROMOTIONAL MATERIALS THAT REFERENCE THE OTHER PARTY AND/OR THE OTHER PARTY'S MARKS, THE RELEASING PARTY SHALL SUBMIT A WRITTEN REQUEST FOR APPROVAL TO THE OTHER PARTY TOGETHER WITH A COPY OF THE MATERIALS TO BE RELEASED, WHICH REQUEST SHALL BE MADE NO LESS THAN TEN (10) BUSINESS DAYS PRIOR TO THE REQUESTED RELEASE DATE (THE OTHER PARTY SHALL NOT UNREASONABLY WITHHOLD OR DELAY THE GRANTING OF ITS APPROVAL THEREOF).

         D. PRESS RELEASES. HEALTHCHANNEL ACKNOWLEDGES AND AGREES THAT EARTHLINK SHALL, WITHOUT DELAY, AND SCHEDULED IN REASONABLE CONSULTATION WITH HEALTHCHANNEL, MAKE THE FIRST PUBLIC ANNOUNCEMENT REGARDING THIS AGREEMENT AND THE PARTIES' RELATIONSHIP ESTABLISHED HEREBY. ALL OTHER PRESS RELEASES ARE SUBJECT TO BOTH PARTIES' PRIOR WRITTEN CONSENT.

         E. NON-EXCLUSIVE ENGAGEMENT. HEALTHCHANNEL AGREES THAT EARTHLINK MAY, IN ITS SOLE DISCRETION, RETAIN THIRD PARTIES WHICH PROVIDE SERVICES AND FUNCTIONS SIMILAR OR IDENTICAL TO THE HEALTHCHANNEL CONTENT AND ANY OTHER SERVICES OR FUNCTIONS BEING PROVIDED BY HEALTHCHANNEL UNDER THIS AGREEMENT FOR INCLUSION IN THE EARTHLINK SITE, AS EARTHLINK MAY CHOOSE IN ITS SOLE DISCRETION. HEALTHCHANNEL FURTHER AGREES THAT EARTHLINK MAY PROVIDE, IN ITS SOLE DISCRETION, PROMOTIONS THROUGH THIRD PARTIES THAT ARE THE SAME AS OR SIMILAR TO THE EARTHLINK PROMOTIONS PROVIDED HEREIN.

III.     REPRESENTATIONS AND WARRANTIES.

         A.       EARTHLINK. EARTHLINK REPRESENTS AND WARRANTS TO HEALTHCHANNEL
                  THAT:

                  1. EarthLink has the power and authority to enter into and perform its obligations under this Agreement; and

                  2. EarthLink has the full right to grant or otherwise permit HealthChannel to use EarthLink's Marks, the Premiere Partners' marks and logos and is aware of no claims by any third parties adverse to any of such intellectual property rights except for Sprint's ownership of its Marks contained in the co-branded EarthLink/Sprint Marks. If EarthLink's intellectual property rights are alleged or held to infringe the intellectual property rights of a third party, EarthLink shall, at its own expense, and in its sole discretion, (i) procure for HealthChannel the right to continue to use the allegedly infringing intellectual property or (ii) replace or modify the intellectual property to make it non-infringing; provided, however, if neither option is possible or economically feasible and if the inability to use such intellectual property would cause a material breach of this Agreement (as determined by HealthChannel), HealthChannel may immediately terminate this Agreement upon notice to EarthLink.

         B. HEALTHCHANNEL. HEALTHCHANNEL REPRESENTS AND WARRANTS TO EARTHLINK THAT:

                  1. HealthChannel has the power and authority to enter into and perform its obligations under this Agreement;

                  2. HealthChannel and the HealthChannel Content shall at all times comply with all local, state and federal laws, rules and regulations of the United States applicable to the Co-Branded Site, the HealthChannel Content and HealthChannel's performance under this Agreement; and

                  3. HealthChannel has the full right to grant or otherwise permit EarthLink to access the Co-Branded Site, to use the HealthChannel Content and to use HealthChannel's Marks, and is aware of no claims by any third parties adverse to any of such intellectual property rights. If HealthChannel's intellectual property rights are alleged or held to infringe the intellectual property rights of a third party, HealthChannel shall, at its own expense, and in its sole discretion, (i) procure for EarthLink the right to continue to use the allegedly infringing intellectual property or (ii) replace or modify the intellectual property to make it non-infringing; provided, however, that if neither option is possible or economically feasible and if the inability to use such intellectual property would cause a material breach of this Agreement (as determined by EarthLink), EarthLink may immediately terminate this Agreement upon notice to HealthChannel.

         IV. CONFIDENTIALITY. EACH PARTY ACKNOWLEDGES THAT COMPANY INFORMATION MAY BE DISCLOSED TO THE OTHER PARTY DURING THE COURSE OF THIS AGREEMENT. EACH PARTY AGREES THAT IT SHALL TAKE REASONABLE STEPS, WHICH SHALL INCLUDE, AT A MINIMUM, THE STEPS IT TAKES TO PROTECT ITS OWN COMPANY INFORMATION, TO PREVENT THE DUPLICATION OR DISCLOSURE OF COMPANY INFORMATION, OTHER THAN BY OR TO ITS EMPLOYEES OR AGENTS WHO MUST HAVE ACCESS TO THE COMPANY INFORMATION TO PERFORM SUCH PARTY'S OBLIGATIONS HEREUNDER, AND TO FINANCIAL INVESTORS, LENDING INSTITUTIONS AND EACH OF THEIR ACCOUNTANTS AND LEGAL COUNSEL, WHO SHALL EACH AGREE TO COMPLY WITH THE TERMS OF THIS SECTION 4. EACH PARTY AGREES THAT IF IT IS REQUIRED BY LAW TO DISCLOSE THE OTHER PARTY'S COMPANY INFORMATION, SUCH DISCLOSING PARTY MUST FIRST GIVE WRITTEN NOTICE OF SUCH REQUIRED DISCLOSURE TO THE OTHER PARTY AND MAKE A REASONABLE EFFORT TO OBTAIN A PROTECTIVE ORDER REQUIRING THAT THE COMPANY INFORMATION SO DISCLOSED BE USED ONLY FOR THE PURPOSES FOR WHICH DISCLOSURE IS REQUIRED. EACH PARTY SHALL PROTECT THE OTHER PARTY'S COMPANY INFORMATION DURING THE TERM AND FOR TWO (2) YEARS AFTER THE TERMINATION OF THIS AGREEMENT.

         V.       LIMITATION OF LIABILITY; DISCLAIMER; INDEMNIFICATION.

                  A. LIMITATION OF LIABILITY. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY LOSS OF PROFITS, LOSS OF BUSINESS, LOSS OF USE OR DATA, INTERRUPTION OF BUSINESS, OR FOR INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY, MULTIPLE, PUNITIVE OR CONSEQUENTIAL DAMAGES OF ANY KIND, WHETHER BASED ON CONTRACT, TORT (INCLUDING WITHOUT LIMITATION, NEGLIGENCE), WARRANTY, GUARANTEE OR ANY OTHER LEGAL OR EQUITABLE GROUNDS, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. NEITHER PARTY SHALL MAKE REPRESENTATIONS OR WARRANTIES TO ANY END USER OR THIRD PARTY ON BEHALF OF THE OTHER PARTY AND IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY REPRESENTATION OR WARRANTY MADE TO ANY END USER OR THIRD PARTY BY THE OTHER PARTY. THESE LIMITATIONS SHALL SURVIVE AND APPLY NOTWITHSTANDING THE VALIDITY OF THE LIMITED REMEDIES PROVIDED FOR IN THE AGREEMENT. THE LIMITATIONS SET FORTH IN THIS SECTION 5.1 SHALL NOT APPLY TO THE PARTIES' INDEMNIFICATION OBLIGATIONS SET FORTH IN
                           SECTION 5.3 BELOW OR TO THE PARTIES' INJUNCTIVE RELIEF REMEDIES SET FORTH IN SECTION 5.4 BELOW.

                  B. DISCLAIMER. EXCEPT AS EXPRESSLY SET FORTH IN THE AGREEMENT, NEITHER PARTY MAKES, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS, ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE EARTHLINK/SPRINT SERVICE, THE CO-BRANDED SITE, THE HEALTHCHANNEL SITES OR THE HEALTHCHANNEL CONTENT OR OTHERWISE RELATING TO THIS AGREEMENT, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE.

                  C. INDEMNITY. EACH PARTY AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS THE OTHER PARTY AND ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS FROM AND AGAINST ANY AND ALL LOSSES, LIABILITIES, DAMAGES, PENALTIES AND CLAIMS AND ALL RELATED COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) RELATED TO CLAIMS MADE BY THIRD PARTIES AGAINST THE INDEMNIFIED PARTY ALLEGING THAT THE INDEMNIFYING PARTY'S MARKS OR OTHER INTELLECTUAL PROPERTY INFRINGE THE PATENTS, COPYRIGHTS, TRADEMARKS OR SERVICE MARKS OR OTHER INTELLECTUAL PROPERTY RIGHTS OF SUCH THIRD PARTIES. HEALTHCHANNEL AGREES TO FURTHER INDEMNIFY, DEFEND AND HOLD HARMLESS EARTHLINK FROM AND AGAINST ALL THIRD PARTY CLAIMS, CAUSES OF ACTION, LIABILITIES AND ALL ASSOCIATED REASONABLE COSTS AND EXPENSES RELATING TO ANY TRANSACTIONS DIRECTLY CONDUCTED THROUGH, OR THE QUALITY OR NATURE OF PRODUCTS OR SERVICES APPEARING ON OR PROVIDED DIRECTLY THROUGH, THE HEALTHCHANNEL CONTENT OR THE CO-BRANDED SITE, SPECIFICALLY EXCLUDING PREMIERE PARTNERS' PRODUCTS OR SERVICES AND EARTHLINK'S PRODUCTS OR SERVICES. EACH PARTY AGREES TO PROMPTLY NOTIFY THE INDEMNIFYING PARTY IN WRITING OF ANY INDEMNIFIABLE CLAIM. THE INDEMNIFIED PARTY SHALL COOPERATE IN ALL REASONABLE RESPECTS WITH THE INDEMNIFYING PARTY AND ITS ATTORNEYS IN THE INVESTIGATION, TRIAL, DEFENSE AND SETTLEMENT OF SUCH CLAIM AND ANY APPEAL ARISING THEREFROM. THE INDEMNIFIED PARTY MAY PARTICIPATE IN SUCH INVESTIGATION, TRIAL, DEFENSE AND SETTLEMENT OF SUCH CLAIM AND ANY APPEAL ARISING THEREFROM, THROUGH ITS ATTORNEYS OR OTHERWISE, AT ITS OWN COST AND EXPENSE. NO SETTLEMENT OF A CLAIM THAT INVOLVES A REMEDY OTHER THAN THE PAYMENT OF MONEY BY THE INDEMNIFYING PARTY SHALL BE ENTERED INTO WITHOUT THE CONSENT OF THE INDEMNIFIED PARTY, WHICH CONSENT WILL NOT BE UNREASONABLY WITHHELD.

                  D. INJUNCTIVE RELIEF. THE PARTIES HEREBY AGREE AND ACKNOWLEDGE THAT VIOLATION BY ONE PARTY OF THE PROVISIONS OF SECTIONS 2.1(l) OR 4 MAY CAUSE IRREPARABLE HARM TO THE OTHER PARTY NOT ADEQUATELY COMPENSABLE BY MONETARY DAMAGES. IN ADDITION TO OTHER RELIEF, IT IS AGREED THAT EACH PARTY MAY SEEK TEMPORARY AND PERMANENT INJUNCTIVE RELIEF TO PREVENT ANY ACTUAL OR THREATENED VIOLATION OF SUCH PROVISIONS AS PROVIDED BY LAW.

         XIV.      TERM, RENEWAL AND TERMINATION.

                  A.       TERM. THE INITIAL TERM OF THIS AGREEMENT SHALL BE ONE
                           (1) YEAR FROM THE EFFECTIVE DATE OF THIS AGREEMENT (THE "INITIAL TERM"). AFTER THE INITIAL TERM, THIS AGREEMENT SHALL AUTOMATICALLY RENEW (ANY SUCH RENEWAL DATE REFERRED TO HEREIN AS A "RENEWAL DATE") FOR SEPARATE, CONSECUTIVE ONE (1) YEAR TERMS ("RENEWAL TERM(S)") UNLESS WRITTEN NOTICE OF TERMINATION IS GIVEN BY EARTHLINK THIRTY (30) DAYS PRIOR TO THE EXPIRATION OF THE INITIAL OR RENEWAL TERM. IF THE GUARANTEED REFERRALS ARE NOT MET DURING ANY INITIAL TERM OR RENEWAL TERM(S), ANY SUCH TERMS WILL BE EXTENDED UNTIL SUCH GUARANTEED REFERRAL AMOUNT IS MET, ACCORDING TO SECTION 2.2(c) OF THIS AGREEMENT.

                  B. TERMINATION. THIS AGREEMENT MAY BE TERMINATED BY THE PARTIES AS FOLLOWS:

                           1. Either party may terminate this Agreement at any time in the event of a material breach by the other party of this Agreement that remains uncured thirty (30) days after the breaching party's receipt of written notice of the breach;

                           2. Either party may terminate this Agreement immediately if the other party is unable to pay its debts as due, or enters into or files (or has filed or commenced against it) a petition, arrangement, action or other proceeding seeking relief or protection under the bankruptcy laws of the United States or similar laws of the United States or any state of the United States; and

                           3. Either party may terminate this Agreement, at its option, upon thirty (30) days written notice in the event that either party discontinues its website. In the event of termination pursuant to this section, the parties will have no further obligation to each other following the effective date of the termination, and all fees payable in advance, if any, shall be prorated as of the effective date of the termination, with appropriate refunds made.

         C. EFFECTS OF TERMINATION. WITHIN SEVENTY TWO (72) HOURS AFTER TERMINATION OF THIS AGREEMENT FOR ANY REASON, EACH PARTY
                  SHALL: (i) PURGE ALL MARKS AS USED IN CONNECTION WITH THIS AGREEMENT FROM ANY AND ALL COMPUTER SYSTEMS, FILES, OR STORAGE MEDIA WITHIN THEIR POSSESSION OR CONTROL; (ii) RETURN TO THE OTHER PARTY ANY AND ALL DOCUMENTS OR OTHER MEDIA EMBODYING ANY USE OF THE OTHER PARTY'S MARKS; AND (iii) CERTIFY TO THE OTHER PARTY IN WRITING THAT IT HAS COMPLIED WITH THE FOREGOING OBLIGATIONS. UPON ANY TERMINATION OR OTHER EXPIRATION OF THIS AGREEMENT, EACH OF THE RESPECTIVE LICENSES GRANTED IN SECTIONS 2.1(a), 2.1(d) AND 2.2(a) AND ALL OTHER RIGHTS OF THE PARTIES UNDER THIS AGREEMENT SHALL TERMINATE, EXCEPT THAT, NOTWITHSTANDING ANY OF THE FOREGOING, THE RIGHTS AND OBLIGATIONS UNDER SECTIONS 2.1(l), 2.1(n), 2.1(p), 4, 5, 6.3,
                  6.4 AND 7 HEREIN SHALL CONTINUE IN FULL FORCE AND EFFECT.

         D. NO DAMAGES OR INDEMNIFICATION FOR TERMINATION. NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY COSTS OR DAMAGES OF ANY KIND, INCLUDING INCIDENTAL OR CONSEQUENTIAL DAMAGES, OR FOR INDEMNIFICATION, SOLELY ON ACCOUNT OF THE LAWFUL TERMINATION OF THIS AGREEMENT, EVEN IF INFORMED OF THE POSSIBILITY OF SUCH DAMAGES.

XI.     GENERAL PROVISIONS.

         A. INDEPENDENT CONTRACTORS. THE PARTIES TO THIS AGREEMENT ARE INDEPENDENT PARTIES AND NOTHING HEREIN SHALL BE CONSTRUED AS CREATING AN EMPLOYMENT RELATIONSHIP BETWEEN THE PARTIES. NEITHER PARTY IS AN AGENT OR REPRESENTATIVE OF THE OTHER PARTY AND NEITHER PARTY SHALL HAVE ANY RIGHT, POWER OR AUTHORITY TO ENTER INTO ANY AGREEMENT FOR OR ON BEHALF OF, OR INCUR ANY OBLIGATION OR LIABILITY, OR TO OTHERWISE BIND, THE OTHER PARTY. THE AGREEMENT SHALL NOT BE INTERPRETED OR CONSTRUED TO CREATE AN ASSOCIATION, AGENCY, JOINT VENTURE OR PARTNERSHIP BETWEEN THE PARTIES OR TO IMPOSE ANY LIABILITY ATTRIBUTABLE TO SUCH A RELATIONSHIP UPON EITHER PARTY.

         B. ENTIRE AGREEMENT. THE AGREEMENT, INCLUDING ANY EXHIBITS ATTACHED HERETO, CONSTITUTES THE ENTIRE UNDERSTANDING AND AGREEMENT WITH RESPECT TO ITS SUBJECT MATTER, AND SUPERSEDES ANY AND ALL PRIOR OR CONTEMPORANEOUS REPRESENTATIONS, UNDERSTANDINGS AND AGREEMENTS WHETHER ORAL OR WRITTEN BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT, ALL OF WHICH ARE MERGED IN THIS AGREEMENT.

         C. SEVERABILITY OF PROVISIONS. IN THE EVENT THAT ANY PROVISION OF THIS AGREEMENT IS FOUND TO BE INVALID OR UNENFORCEABLE PURSUANT TO JUDICIAL DECREE OR DECISION, THE REMAINDER OF THIS AGREEMENT SHALL REMAIN VALID AND ENFORCEABLE ACCORDING TO ITS TERMS.

         D. ASSIGNMENT. THE AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER MAY NOT, WHETHER VOLUNTARILY OR INVOLUNTARILY, DIRECTLY OR INDIRECTLY, BE ASSIGNED, SUBLICENSED, SOLD OR OTHERWISE TRANSFERRED (INCLUDING BY OPERATION OF LAW) BY HEALTHCHANNEL, INCLUDING, WITHOUT LIMITATION, TO ANY SUCCESSOR-IN-INTEREST TO ANY OF HEALTHCHANNEL'S ASSETS, WITHOUT THE PRIOR WRITTEN CONSENT OF EARTHLINK, WHICH CONSENT SHALL BE GIVEN OR NOT IN EARTHLINK'S SOLE DISCRETION. ANY ASSIGNMENT IN VIOLATION OF THE TERMS HEREOF SHALL BE VOID AND OF NO FORCE OR EFFECT. ASSIGNMENT TO AN AFFILIATE OF HEALTHCHANNEL WILL NOT BE PROHIBITED BY THIS CLAUSE. NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, THIS AGREEMENT AND ALL THE RIGHTS AND OBLIGATIONS OF EARTHLINK HEREUNDER, SHALL BE

                  AUTOMATICALLY ASSIGNED TO AND ASSUMED BY WWW HOLDINGS, INC. (TO BE RENAMED EARTHLINK NETWORK, INC.") UPON THE MERGER OF EARTHLINK AND MINDSPRING ENTERPRISES, INC. INTO WWW HOLDINGS, INC. AND HEALTHCHANNEL SHALL HAVE NO RIGHT TO TERMINATE THIS AGREEMENT AS A RESULT OF SUCH ASSIGNMENT AND ASSUMPTION.

         E. GOVERNING LAW; JURISDICTION; ATTORNEYS' FEES. THE AGREEMENT SHALL BE GOVERNED BY THE LAWS OF CALIFORNIA WITHOUT GIVING EFFECT TO APPLICABLE CONFLICT OF LAWS PROVISIONS. ALL ACTIONS WITH RESPECT OF THIS AGREEMENT SHALL BE BROUGHT IN THE FEDERAL AND STATE COURTS HAVING JURISDICTION WITHIN LOS ANGELES, CALIFORNIA, AND THE PARTIES EXPRESSLY CONSENT TO THE PERSONAL JURISDICTION OF SUCH COURTS. IN THE EVENT ANY LITIGATION OR OTHER PROCEEDING IS BROUGHT BY EITHER PARTY IN CONNECTION WITH THIS AGREEMENT, THE PREVAILING PARTY IN SUCH LITIGATION OR OTHER PROCEEDING SHALL BE ENTITLED TO RECOVER FROM THE OTHER PARTY ALL COSTS, ATTORNEYS' FEES AND OTHER EXPENSES INCURRED BY SUCH PREVAILING PARTY IN SUCH LITIGATION.

         F. NOTICES. EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT, ALL NOTICES REQUIRED HEREUNDER SHALL BE IN WRITING AND SHALL BE GIVEN BY PERSONAL DELIVERY, OVERNIGHT COURIER SERVICE, OR FIRST CLASS MAIL POSTAGE PREPAID, TO THE PARTIES AT THEIR RESPECTIVE ADDRESSES SET FORTH BELOW IN THIS SECTION 7.6, OR AT SUCH OTHER ADDRESS(ES) AS SHALL BE SPECIFIED IN WRITING BY SUCH PARTY TO THE OTHER PARTY IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS SECTION 7.6. ALL NOTICES SHALL BE DEEMED EFFECTIVE UPON PERSONAL DELIVERY, OR THREE (3) BUSINESS DAYS FOLLOWING DEPOSIT WITH ANY OVERNIGHT COURIER SERVICE OR WITH THE U.S. POSTAL SYSTEM, FIRST CLASS POSTAGE ATTACHED, IN ACCORDANCE WITH THIS SECTION 7.6. NOTICES SHALL BE SENT AS
                  FOLLOWS:

                  if to HealthChannel:   Thomas Lonergan, C.O.O.
                                         thehealthchannel.com, Inc
                                         3101 W. Cost Highway
                                         Suite 175
                                         Newport Beach, Ca 92663

                  with a copy to:        Larry Horwitz
                                         Horwitz & Beam
                                         Two Venture Plaza
                                         Suite 350
                                         Irvine, Ca 92618

                  If to EarthLink:       EarthLink Network, Inc.
                                         3100 New York Drive
                                         Pasadena, California  91107
                                         Attn: Director of Legal Affairs

                  with copies to:        Howard Lefkowitz, V.P. Business
                                         Development
                                         Leland Thoburn, V.P. Business Affairs
                                         EarthLink Network, Inc.
                                         3100 New York Drive
                                         Pasadena, California 91107

         G. NON-SOLICITATION. DURING THE TERM OF THIS AGREEMENT AND FOR A PERIOD OF TWELVE (12) MONTHS FOLLOWING THE TERMINATION OR EXPIRATION OF THIS AGREEMENT, NEITHER PARTY MAY DIRECTLY OR INDIRECTLY, SOLICIT, DIVERT OR HIRE AWAY, OR ATTEMPT TO SOLICIT, DIVERT OR HIRE AWAY ANY PERSON EMPLOYED BY THE OTHER PARTY WITH WHOM SUCH PARTY HAD REGULAR CONTACT WITH DURING THE COURSE OF ITS PERFORMANCE UNDER THIS AGREEMENT, UNLESS SUCH PERSON'S EMPLOYMENT HAS BEEN TERMINATED FOR AT LEAST SIX (6) MONTHS OR UNLESS THE OTHER PARTY GIVES ITS PRIOR CONSENT TO SUCH HIRING, SUCH CONSENT NOT TO BE UNREASONABLY WITHHELD. NOTWITHSTANDING THE FOREGOING, NOTHING HEREIN SHALL PREVENT EITHER PARTY FROM CONSIDERING FOR EMPLOYMENT OR HIRING ANY INDIVIDUAL, WHETHER OR NOT AN EMPLOYEE OF THE OTHER PARTY, WHO HAS

                  RESPONDED TO A GENERAL SOLICITATION FOR EMPLOYMENT FROM EITHER PARTY IN A NEWSPAPER ANNOUNCEMENT OR OTHER PUBLIC SOLICITATION.

         H. WAIVER. NO WAIVER OF ANY PROVISION OF THIS AGREEMENT, OR ANY RIGHTS OR OBLIGATIONS OF EITHER PARTY UNDER THIS AGREEMENT, SHALL BE EFFECTIVE, EXCEPT PURSUANT TO A WRITTEN INSTRUMENT SIGNED BY THE PARTY OR PARTIES WAIVING COMPLIANCE, AND ANY SUCH WAIVER SHALL BE EFFECTIVE ONLY IN THE SPECIFIC INSTANCE AND FOR THE SPECIFIC PURPOSE STATED IN SUCH WRITING.

         I. HEADINGS. THE SECTION AND PARAGRAPH HEADINGS USED IN THIS AGREEMENT ARE INSERTED FOR CONVENIENCE ONLY AND SHALL NOT AFFECT THE MEANING OR INTERPRETATION OF THIS AGREEMENT.

         J. AMENDMENT. THE TERMS AND CONDITIONS OF THIS AGREEMENT MAY NOT BE MODIFIED OR AMENDED OTHER THAN BY A WRITING SIGNED BY BOTH PARTIES.

         K. SPRINT INTELLECTUAL PROPERTY RIGHTS. EARTHLINK MARKETS ITS INTERNET ACCESS SERVICES UNDER THE EARTHLINK/SPRINT BRAND. THEREFORE, BOTH EARTHLINK AND SPRINT MARKS ARE LIKELY TO APPEAR ON ANY WEB PAGE THAT INCLUDES AN EARTHLINK/SPRINT BRAND. TO THE EXTENT THAT SUCH SPRINT BRANDS OR MARKS ARE USED, HEALTHCHANNEL ACKNOWLEDGES AND AGREES THAT SPRINT IS A THIRD PARTY BENEFICIARY HEREUNDER AND HAS THE RIGHT TO ENFORCE ANY PROVISION OF THIS AGREEMENT THAT RELATES TO ANY INTELLECTUAL PROPERTY OR MARKS OF EARTHLINK OR SPRINT.

         L. FORCE MAJEURE. EITHER PARTY SHALL BE EXCUSED FROM ANY DELAY OR FAILURE IN PERFORMANCE HEREUNDER CAUSED BY REASON OF ANY OCCURRENCE OR CONTINGENCY BEYOND ITS REASONABLE CONTROL, INCLUDING BUT NOT LIMITED TO, ACTS OF GOD, EARTHQUAKE, LABOR DISPUTES AND STRIKES, RIOTS, WAR, COMMON CARRIER INTERRUPTIONS, BREAKDOWN IN FACILITIES AND GOVERNMENTAL REQUIREMENTS. NOTWITHSTANDING THE FOREGOING, A CHANGE IN ECONOMIC CONDITIONS OR TECHNOLOGY SHALL NOT BE DEEMED A FORCE MAJEURE EVENT. THE OBLIGATIONS AND RIGHTS OF THE PARTY SO EXCUSED SHALL BE EXTENDED ON A DAY-TO-DAY BASIS FOR THE PERIOD OF TIME EQUAL TO THAT OF THE UNDERLYING CAUSE OF THE DELAY.

         M. EXECUTION IN COUNTERPARTS AND BY FACSIMILE. THE AGREEMENT MAY BE EXECUTED IN COUNTERPARTS, EACH OF WHICH SHALL BE DEEMED AN ORIGINAL, BUT ALL OF WHICH TAKEN TOGETHER SHALL CONSTITUTE BUT ONE AND THE SAME INSTRUMENT. THE AGREEMENT MAY BE EXECUTED AND DELIVERED BY FACSIMILE AND THE PARTIES AGREE THAT SUCH FACSIMILE EXECUTION AND DELIVERY SHALL HAVE THE SAME FORCE AND EFFECT AS DELIVERY OF AN ORIGINAL DOCUMENT WITH ORIGINAL SIGNATURES, AND THAT EACH PARTY MAY USE SUCH FACSIMILE SIGNATURES AS EVIDENCE OF THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY ALL PARTIES TO THE SAME EXTENT THAT AN ORIGINAL SIGNATURE COULD BE USED.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the Effective Date set forth above.

        EARTHLINK NETWORK, INC.                   HEALTHCHANNEL.COM


        By: /s/ Howard Lefkowitz                  By: /s/ Thomas Lonergan
            --------------------                      -------------------
            Howard Lefkowitz                          Thomas Lonergan, C.O.O.
            V.P. Business Development                 Thehealthchannel.com, Inc.
            EarthLink Network, Inc.                   3101 W. Coast Highway #175
            3100 New York Drive                       Newport Beach, Ca 92663
            Pasadena, California  91107               Phone:  (949) 631.8317
            Phone:  (626) 296-5011                    Fax:    (949) 645.9728
            Fax:    (626) 296-8983

                                    EXHIBIT A
                                 EARTHLINK MARKS

--------------------------------------------------------------------------------

NOTE: THIS EXHIBIT A MAY BE AMENDED FROM TIME TO TIME AS REQUIRED BY EARTHLINK AND ALL SUCH AMENDMENTS SHALL BE INCORPORATED HEREIN.

TRADEMARKS, TRADE NAMES, LOGOS AND OTHER PRODUCT AND PROPRIETARY IDENTIFIERS.

EarthLink Network-Registered Trademark-

EarthLink Network TotalAccess-TM-

EarthLink Network-Registered Trademark- is a registered trademark of EarthLink Network, Inc.

EarthLink Network TotalAccess-Registered Trademark- is a trademark of EarthLink Network, Inc.

EarthLink Sprint-SM- and the EarthLink Sprint logo are registered trademarks of EarthLink Network, Inc. and Sprint Corporation

--------------------------------------------------------------------------------

                                    EXHIBIT B
                               HEALTHCHANNEL MARKS



--------------------------------------------------------------------------------

NOTE: THIS EXHIBIT B MAY BE AMENDED FROM TIME TO TIME AS REQUIRED BY HEALTHCHANNEL AND ALL SUCH AMENDMENTS SHALL BE INCORPORATED HEREIN.

TRADEMARKS, TRADE NAMES, LOGOS AND OTHER PRODUCT AND PROPRIETARY IDENTIFIERS.

Thehealthchannel.com-TM-                 The Health Channel.com-TM-


[LOGO]


The Health Channel.com-TM-

Answers. Where and when you want them-TM-

RxDirect-TM-                             RxDirect@Thehealthchannel.
                                         Com-TM-

RxDirect.com-TM-                         House CallS-TM-

Digital City Hospital-TM-                The Health Metropolis-TM-

The Medicine Chest-TM-                   Doctors Exchange-TM-

The Medicine Bag-TM-



--------------------------------------------------------------------------------

                                    EXHIBIT C
                             SERVICE SPECIFICATIONS

1. SERVICE INTERRUPTIONS. For the purposes of this Agreement, the following issues are defined as "Service Interruptions":

a) "Complete Outage". means the Co-Branded Site is not reachable by EarthLink Members for fifteen (15) minutes or more; provided however, that HealthChannel may perform major system upgrades and/or service maintenance on a scheduled and pre-announced basis which may put the Co-Branded Site down for up to eight (8) hours.

b) "Partial Outage". means the Co-Branded Site is reachable by less than ninety percent (90%) of EarthLink Members, or the response time for a 50K HTML page is greater than thirty (30) seconds.

c) "URL Errors". means any errors in URL's, missing pages, or typos in URLs including any HealthChannel error that causes EarthLink to present an incorrect URL on the EarthLink Site, or which causes EarthLink to attempt to harvest information from an incorrect URL.

d) "Data Handling Errors". means any incorrect handling of user data, such as where an end user registers for a service that is then not delivered in the manner promoted to the end user.

2. RESPONSE TEAM. HealthChannel will at all times during the Term, and any Renewal Term(s), and at HealthChannel's sole cost and expense, maintain, on a twenty-four (24) hour, seven (7) days a week basis, a contact person responsible for monitoring the Co-Branded Site. The contact person will be available to EarthLink on a twenty-four (24) hour, seven (7) days a week basis by phone and email for consultation on Service Interruption issues and to assist in the restoration of service following a Service Interruption. HealthChannel will provide EarthLink with the names and phone numbers and email addresses of its contact person, and ensure that any changes to the contact information is provided to EarthLink.

3.       ESCALATION PROCEDURES.

a) In the event of a Complete Outage, the HealthChannel contact person will contact EarthLink as soon as possible following HealthChannel's identification of a Service Interruption and will notify EarthLink of the nature of the Service Interruption and the estimated time of resumption of service. HealthChannel's contact person will keep the EarthLink notified of progress in resolving the Service Interruption. If the Service Interruption is estimated to last longer than thirty (30) minutes, EarthLink will have the option, at EarthLink's sole discretion, of:

                  i) removing any links or references to the Co-Branded Site from the EarthLink Site until such time that the Service Interruption ceases; or

                  ii) to redirect any links to any web address experiencing a Service Interruption, to an explanatory page of EarthLink's choosing. EarthLink may publish such explanatory page, and may choose in its sole discretion the wording of any explanatory messages on such page.

In the event HealthChannel experiences more than two (2) Complete Outages in any six (6) month period, EarthLink may terminate the Agreement immediately upon written notice to HealthChannel.

b) Partial Outage. Shall be managed by HealthChannel in all respects identically to a Complete Outage, except that EarthLink will not have the right to remove any link or reference to the Co-Branded Site.

In the event HealthChannel experiences more than four (4) Partial Outages in any six (6) month period, EarthLink may terminate the Agreement immediately upon written notice to HealthChannel.

c) URL Errors and Data Handling Errors. EarthLink will contact HealthChannel with regards to any URL Error or Data Handling Error, and HealthChannel will work in a commercially reasonable manner to repair such Service

Interruption. EarthLink may remove any links or references on the EarthLink Site to the Co-Branded Site until such time as the Service Interruption is repaired to EarthLink's reasonable satisfaction. If the URL Error or Data Handling Error is not corrected within seventy two (72) hours of first notification, EarthLink would have the right to permanently remove any links or references on the EarthLink Site to the Co-Branded Site.

4. HEALTHCHANNEL NOTICE. HealthChannel will give EarthLink no less than fifteen (15) days prior notice of any changes to its URLs, harvest specifications, or any of its processes and procedures that will affect the manner in which EarthLink harvests information off of the Co-Branded Site.